NOTES PAYABLE	12 Months Ended
Dec. 29, 2013
NOTES PAYABLE [Abstract]
NOTES PAYABLE
2	NOTES PAYABLE

Long-term Notes Payable to Banks
On December 5, 2012, we entered into an amended and restated credit agreement for a secured term loan facility and a secured revolving credit facility with initial aggregate commitments of $350,000, including the term loan commitment of $150,000 and the revolving credit facility commitment of $200,000, both of which mature on December 5, 2017.  The secured term loan facility amortizes at 10% per annum payable quarterly with the balance due at maturity.  As of December 29, 2013, the outstanding principal amount of revolving loans drawn under the credit agreement was $56,200, and the outstanding principal amount of term loans drawn under the credit agreement was $138,750.  The proceeds of the senior secured credit facilities were used for the acquisition of NewsChannel 5 Network, LLC and general corporate purposes.  Amounts under the secured revolving credit facility may be borrowed, repaid and reborrowed by us from time to time until the maturity date of the revolving loan facility.  Voluntary prepayments and commitment reductions are permitted at any time without fee upon proper notice and subject to a minimum dollar requirement.  Voluntary prepayments of the secured term loan facility represent a permanent reduction in credit available.  At our option, the commitments under the credit agreement may be increased from time to time by an aggregate amount not to exceed $100,000.  The increase option is subject to the satisfaction of certain conditions, including, without limitation, the identification of lenders (which may include existing lenders or new lenders) willing to provide the additional commitments.

Our borrowings under the credit agreement incur interest at either (a) LIBOR plus a margin that ranges from 150.0 basis points to 250.0 basis points, depending on our net debt ratio, or (b) (i) the base rate, which equals the highest of the prime rate set by U.S. Bank National Association, the Federal Funds Rate plus 50.0 basis points or one-month LIBOR plus 100.0 basis points, plus (ii) a margin that ranges from 50.0 basis points to 150.0 basis points, depending on our net debt ratio.  The initial pricing spread above LIBOR was 225.0 basis points.

Our obligations under the credit agreement are currently guaranteed by certain of our domestic subsidiaries.  Subject to certain exceptions, the credit agreement is secured by liens on certain of our assets and contains affirmative, negative and financial covenants which are customary for financings of this type, including, among other things, limits on the creation of liens, limits on the incurrence of indebtedness, restrictions on dispositions and restrictions on the payment of dividends.  The senior secured credit facilities contains the following financial covenants which remain constant over the term of the agreement:

•	A consolidated funded debt ratio of not greater than 3.75-to-1, as of the end of each fiscal quarter, as determined for the four fiscal quarters then ended. This ratio compares, as of the date of determination, our consolidated funded debt on such date to consolidated EBITDA, defined in the credit agreement as earnings before interest, taxes, depreciation, amortization, restructuring charges, gains/losses on asset disposals, non-cash charges and certain other adjustments.

•	A minimum interest coverage ratio of not less than 3-to-1, as of the end of each fiscal quarter, as determined for the four fiscal quarters then ended. This ratio compares, for any period, our consolidated EBITDA, defined in the credit agreement as earnings before interest, taxes, depreciation, amortization, restructuring charges, gains/losses on asset disposals, non-cash charges and certain other adjustments.

As of December 29, 2013 and December 30, 2012, we had borrowings of $194,950 and $230,095, respectively, under our credit facilities at a currently effective blended interest rate of 2.23% and 2.53%, respectively.  Remaining unamortized fees in connection with the credit facilities of $3,772, which are included in other assets, are being amortized over the term of the senior secured credit facilities using the straight-line method, which is not materially different than the result utilizing the effective interest method.

We estimate the fair value of our senior secured credit facilities at December 29, 2013 to be $187,469, based on discounted cash flows using an interest rate of 3.36%.  We estimated the fair value of our secured credit facility at December 30, 2012 to be $224,752, based on discounted cash flows using an interest rate of 3.08%.  Interest rates utilized are estimated based on observed market rates of interest for debt with similar maturities and seniority.  These fair value measurements fall within Level 2 of the fair value hierarchy.

Scheduled minimum principal repayments of the secured term loan facility are $15,000 in 2014, $15,000 in 2015, $15,000 in 2016 and $93,750 in 2017.

Unsecured Subordinated Notes Payable
On August 13, 2012, we repurchased all 3,264 outstanding shares of our class C common stock, including all rights associated with such shares of class C common stock, in exchange for $6,246 in cash and the issuance of 15 unsecured subordinated promissory notes with an aggregate principal amount of $25,599 and bearing interest at a rate of 7.25% per annum.  The cash payment equaled the amount of the minimum unpaid and undeclared dividend on the class C common stock through August 12, 2012.

Seven of the notes with an aggregate principal amount of $9,664 were paid in 2012.  A scheduled minimum principal repayment for $2,656 was made on September 30, 2013.  The remaining seven subordinated notes, with an aggregate remaining principal amount of approximately $13,279, are payable in equal annual installments of $2,656 on September 30 of each of 2014, 2015, 2016, 2017 and 2018, with no prepayment right.  Interest on the notes is payable quarterly.

We estimate the fair value of the subordinated notes at December 29, 2013 to be $13,515 based on discounted cash flows using an interest rate of 7.19%. We estimated the fair value of the subordinated notes at December 30, 2012 to be $16,188 based on discounted cash flows using an interest rate of 7.26%.  Interest rates utilized are estimated based on observed market rates of interest for debt with similar maturities and seniority. These fair value measurements fall within Level 2 of the fair value hierarchy. As of December 29, 2013, $13,279 of the principal amount of the subordinated notes remains outstanding.